Exhibit 10.7
Amendment No. 19
To the Purchase Agreement
This Amendment No. 19 (“the Amendment”) to the Purchase Agreement dated January 25, 2000 (“Agreement”) by and among EMC Corporation, a Massachusetts corporation (“EMC”), and Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 (“Brocade-US”), Brocade Communications Switzerland SarL, a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l’Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland (“Brocade-Switzerland I”) and Brocade Communications Services Switzerland SarL, a Swiss corporation, with headquarters 29, Route de l’Aéroport, Case Postale 105, CH-1215 Geneva 15, Switzerland (“Brocade-Switzerland II”), (collectively “SUPPLIER”) is made as of the last date signed below (“Effective Date”).
RECITALS
A. EMC provides certain support to its End Users (as defined in the Agreement), and has existing support agreements with the End Users for the SUPPLIER hardware and software products.
B. SUPPLIER provides certain backline support to EMC pursuant to the Agreement where EMC escalates certain support related issues to SUPPLIER for resolution, but SUPPLIER does not provide support directly to the End User.
C. SUPPLIER and EMC desire to expand SUPPLIER’s level of support so that the End Users may contact SUPPLIER directly for certain support issues after contacting EMC (“Enterprise Support”).
D. SUPPLIER and EMC desire to facilitate offering certain SUPPLIER professional services to End Users, including also an “Onsite Engineer” where SUPPLIER will be placing a dedicated engineer at the EMC location (“Professional Services”).
NOW, THEREFORE, in consideration of the foregoing and the following terms and conditions, the parties hereby agree as follows:
AGREEMENT
1. Scope of the Agreement.
1.1 Acquiring Enterprise Support and Professional Services. To facilitate purchases under this Amendment, from time to time, the parties may enter into individually negotiated and mutually agreed to statements of work for the purchase of the Enterprise Support or Professional Services (“SOW”). All purchases under this Amendment shall be documented by a SOW. Each SOW is an individual agreement between the parties and this Amendment and the applicable portions of the Agreement are hereby incorporated into each SOW, as applicable. In the event of any conflict among the terms, the following order of precedence shall apply to any Enterprise Support or Professional Services: (a) this Amendment, (b) the Agreement, (c) a SOW. Any terms or conditions of any order that are inconsistent with or in addition to the terms and conditions of this Amendment are deemed rejected and shall not be effective, notwithstanding an acknowledgement or acceptance of such order.
1.2 Subcontracted Services. This Amendment is a subcontractor relationship where EMC purchases Enterprise Support and Professional Services on its own behalf for SUPPLIER’s delivery to the End User. Nothing herein, express or implied, is intended to nor shall be construed to confer upon or give to any person, other than the parties to this Amendment, any interests, rights, remedies or other benefits with respect to or in connection with any agreement or provision contained herein or contemplated hereby. In particular, SUPPLIER will provide the Enterprise Support or Professional Services to End Users on behalf of EMC only. SUPPLIER shall have no contractual relationship, implied or otherwise, and no liability to such End User by virtue of this Amendment or any delivery of any Enterprise Support or Professional Services provided hereunder. [**]
1.3 SUPPLIER Entity for SOW. With respect to any Enterprise Support or Professional Services to be delivered within the United States or its territories, this Amendment is entered into, and all Enterprise Support and Professional Services shall be

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performed by or on behalf of Brocade-US. When the Enterprise Support is to be delivered outside the United States or its territories or when Professional Services are bundled with Enterprise Support or a Product, this Amendment is entered into, and shall be performed by or on behalf of Brocade-Switzerland I. For Professional Services to be delivered outside the United States or its territories at an End User location on a standalone basis (without accompanying Products or Enterprise Support bundled with the Professional Services), this Amendment is entered into, and shall be performed by or on behalf of Brocade-Switzerland II.
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2. Enterprise Support Terms.
2.1 [**]
2.2 Covered Software and Covered Hardware. For each purchase of Enterprise Support, SUPPLIER and EMC shall complete an SOW to designate the Covered SAN, software covered under this Amendment (“Covered Software”), the hardware covered under this Amendment (“Covered Hardware”) (the Covered Software and Covered Hardware shall be collectively referred to as the “Covered Product(s)”. SUPPLIER has no obligation to support any Products not specifically set forth in an SOW provided however in certain emergency situations Brocade may register such Products when an End User calls for support and immediately begin providing support to such Products, subject to payment of the applicable fees and the terms of this Amendment. If the parties desire to add additional current or future Products to this Amendment, the parties shall sign a new SOW for such additional Products and EMC shall pay the corresponding fees.
2.3 [**]
2.4 Tech Enterprise Support. Provided that EMC has paid the applicable fees, SUPPLIER will provide Enterprise Support for the Covered Products in the Covered SAN, as is described in an SOW. Provided that EMC has paid the applicable Enterprise Support fees and subject to the terms and conditions set forth below, SUPPLIER will provide telephone, email and online assistance for the Covered Products listed on an SOW based on the applicable Severity and Priority levels as described below (“Tech Enterprise Support”). Whenever EMC submits a Tech Enterprise Support issue to SUPPLIER related to the Covered Products (“Problem”), SUPPLIER will classify the Problem according to the “Customer Priority” level that defines the Problem, based on the Customer Priority level descriptions located in the Service Plan Policies Document at SUPPLIER’s website, which document may be updated from time to time in SUPPLIER’s discretion. The target response times and resolution efforts will be tied to the applicable Severity and Priority levels assigned to the Problem. Additional charges may apply if EMC contacts SUPPLIER when it is later determined that the cause was not related to the Covered Products. SUPPLIER will only provide Enterprise Support for the baseline licensed Software, and will not support any customizations or unique implementations of the Software under its general Enterprise Support obligations, and any such support will be provided on a time and material basis. EMC will not be responsible to pay SUPPLIER for any travel and expenses that SUPPLIER incurs when providing on-site Enterprise Support. If SUPPLIER determines that an on-site visit is required, SUPPLIER shall agree directly with the End User as to whether SUPPLIER will be reimbursement for its travel and expenses.
2.5 Third Party Product Enterprise Support. As part of the Products, SUPPLIER may provide certain third party products bundled with the Product or as a standalone product. SUPPLIER’s obligation (if any) to provide EMC with support for third party products is subject to this Amendment and is limited to providing EMC with support that SUPPLIER receives from the applicable third party product provider. SUPPLIER will provide details of such support to EMC upon request. To the extent that an agreement authorizing SUPPLIER to sell or Enterprise Support the third party product is terminated or expires prior to termination of SUPPLIER’s support obligations for such third party product, then SUPPLIER’ obligation to provide Enterprise Support to EMC for such third party product, and EMC’s obligation to pay SUPPLIER for such Enterprise Support, shall automatically terminate simultaneously with the termination or expiration of the relevant third party product agreement.
2.6 Third Party Product Interoperability. Due to interoperability requirements and the nature of SAN environments, EMC agrees that the use of any third party products which have not been recommended or certified by SUPPLIER may cause errors in the operation of the Products or may cause additional resolution time for SUPPLIER under its Enterprise Support obligations hereunder. EMC acknowledges that use of any such third party products shall release SUPPLIER from the performance of SUPPLIER’s Enterprise Support obligations related thereto. SUPPLIER may be prepared in SUPPLIER’ absolute discretion to provide additional services to resolve any such problems in such circumstances, but shall not be obliged to do so.
3. Professional Services Specific Terms.
3.1 Scope of Agreement. Provided that EMC has paid for the Professional Services, SUPPLIER will perform the Professional Services as described in the applicable SOW or on the SUPPLIER price list.

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3.2 Working Hours. Except for any Professional Services with explicitly stated extended work hours, all Professional Services shall be performed during normal business hours (Monday to Friday, 8:30 am to 5:30 pm, local time). EMC shall inform SUPPLIER in advance if any off-shift services will be required and SUPPLIER shall inform EMC of any additional charges that may be associated with performing Professional Services outside of normal business hours. EMC agrees to pay SUPPLIER any applicable additional charges for such off-shift Professional Services performed.
3.3 Facilities. EMC agrees to provide the facilities reasonably necessary for SUPPLIER to perform the Professional Services, including a safe and suitable workspace for the SUPPLIER employees or contractors performing the Professional Services, as well any required equipment and software. For security and safety reasons, an EMC representative shall be available on-site whenever SUPPLIER employees or contractors are performing the Professional Services at such facilities.
3.4 Prerequisites. Prior to the commencement of the Professional Services, EMC agrees to take all the prerequisite steps identified by SUPPLIER prior to SUPPLIER performing the Professional Services, including without limitation, (a) ensuring that all manufacturers’ labels (such as serial numbers) are in place, accessible, and legible, (b) obtaining authorization to have SUPPLIER service a Covered Product that EMC or End User do not own, (c) purchasing and installing the required software and obtain a license for SUPPLIER to use such software, and (d) testing all hardware and software necessary to perform the Professional Services, and all such hardware and software documentation shall be made available to SUPPLIER, and (e) any other prerequisites identified by SUPPLIER. EMC acknowledges that any failure to perform the prerequisites may result in voiding the warranty for the particular service, delays and/or cause additional charges to apply. IT IS END USER’S RESPONSIBILITY TO ENSURE THAT END USER HAS COMPLETE BACKUPS OF ALL DATA PRIOR TO COMMENCEMENT OF ANY SERVICES. BROCADE ASSUMES NO RESPONSIBILITY FOR LOST DATA.
3.5 Scheduling Professional Services. Promptly following receipt and execution of an SOW, SUPPLIER shall contact EMC’s representative to schedule the Professional Services. All Professional Services must be started within one hundred eighty (180) days of the date of the SOW. If EMC is unable or unwilling to have SUPPLIER perform the Professional Services during this period, or if SUPPLIER is unable to perform the Professional Services owing to EMC’s failure to make the appropriate facilities available or to perform the necessary prerequisites, SUPPLIER shall have no further obligation to EMC with respect to the Professional Services.
3.6 Acceptance Procedures. Upon completion of the Professional Services which require acceptance, [*] following the delivery date to evaluate the Professional Services. On or before the tenth (10th) day following such delivery, EMC (or an End User where EMC is not onsite) shall provide SUPPLIER with either (1) a written acceptance of the Professional Services; or (2) written notice of rejection describing in detail the deficiency that is the basis for the rejection. A deficiency is a material non-conformity of the Professional Services to the acceptance criteria stated in the applicable SOW, or in the absence of such criteria, a material non-conformity to the description of the Professional Services set forth in the SOW. In the event that EMC rejects the Professional Services in accordance with the afore-described procedure, SUPPLIER will use diligent efforts to correct the deficiency promptly. The Professional Services and any associated deliverables that are re-performed or redelivered shall be subject to EMC’s acceptance in accordance with this provision. In the event EMC fails to accept or reject the Professional Services within 10 days after SUPPLIER’s completion of the applicable Professional Services, or accept or reject re-performed Professional Services within 10 days after SUPPLIER’s completion of the applicable Professional Services, the Professional Services shall be deemed accepted by EMC, and EMC shall have no further right to reject the Professional Services.
3.7 Onsite Engineer Specific Terms. SUPPLIER has a specific Professional Service offering where SUPPLIER provides an onsite engineer (OSE) to perform ongoing Professional Services at the customer facilitates. For each OSE SOW completed by the parties, the following terms shall apply. The OSE shall not provide any Enterprise Support for the Products unless EMC has purchased Enterprise Support directly from SUPPLIER. If the OSE provides certain Enterprise Support related services, then such services shall be provided pursuant to the Enterprise Support section of this Amendment. Any Professional Services provided by an OSE shall not be subject to the acceptance and warranty provisions set forth above; and such Professional Services shall be billed monthly on an “as occurred” basis, unless another billing time frame is set forth in the applicable SOW. For OSE’s purchased on an annual basis, the availability of an OSE is subject to the local employment laws and SUPPLIER shall have the right to substitute certain OSE(s) in order to comply with such laws.
3.8 Subcontractors. SUPPLIER may engage subcontractors to perform Professional Services under this Amendment, and SUPPLIER shall be responsible for the satisfactory performance of the Professional Services of all such subcontractors it may engage.

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4. Consideration.
4.1 Prices of Professional Services and Enterprise Support. SUPPLIER’s base pricing is set forth in Attachment C or in the then-current SUPPLIER price list. The pricing in Attachment C is separate from the pricing terms set forth in the Agreement. [**] Payment shall be made to the applicable SUPPLIER entity signing the SOW.
4.2 Enterprise Support Term and Renewal. As it applies to each SOW for Enterprise Support, the initial term will begin on the effective date of such Enterprise Support and shall continue until the next anniversary of the Effective Date of the Agreement (“Partial Year”) so that the yearly term of the Enterprise Support SOW will be coterminous with the yearly renewal term for the Agreement. Thereafter, each Enterprise Support SOW will be automatically renewed on a yearly basis unless either party notifies the other in writing of its election to terminate an individual Enterprise Support SOW at least ninety (90) days prior to the termination of the Partial Year or for any subsequent year. [**]
4.3 Audit Rights. SUPPLIER shall have the right to audit compliance with the terms herein upon reasonable notice to the EMC. In the event that an End User’s actual number of ports and/or users exceeds its authorized numbers (with the difference being the “Unauthorized Access”), EMC shall within thirty (30) days from the date of the invoice pay SUPPLIER all license and Support fees due for the Unauthorized Access at SUPPLIER then-current list rates. Payment of such late fees shall not limit any other rights SUPPLIER may have against EMC for such Unauthorized Access.
5. Warranties and Disclaimers.
5.1 Professional Services Warranty. SUPPLIER warrants [**]: (a) following the completion of the Professional Services, in the case where no acceptance procedure is applicable and (b) following acceptance of the Professional Services, otherwise, that all Professional Services will be performed in a professional and workman-like manner by appropriately trained personnel, using generally accepted industry standards and practices. As SUPPLIER’s sole liability and EMC’s exclusive remedy for a breach of this warranty, if the Professional Services are not provided as warranted, SUPPLIER will, at its sole discretion, either: (1) correct any material non-conformances in the Professional Services deliverables; (2) re-perform the Professional Services; or (3) credit EMC for the amount paid for the nonconforming Professional Services. This warranty does not apply to the extent they relate to (a) any specifications, code, diagnostic or other tools, or any other materials provided by EMC or the End User; (b) the integration, operation, modification, or use of the Professional Services or any deliverables in any manner not authorized by SUPPLIER, (c) any Professional Services or Enterprise Support provided by an Onsite Engineer, and (d) any changes to the storage area network (“SAN”) environment after the services were rendered.
5.2 No Other Warranties. EXCEPT AS EXPRESSLY SET FORTH HEREIN OR PROVIDED FOR IN THE AGREEMENT, THE PRODUCTS AND SERVICES PROVIDED UNDER THIS AMENDMENT ARE DELIVERED “AS IS” AND NEITHER BROCADE NOR ITS SUPPLIERS MAKES ANY WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE PRODUCTS, ANY RELATED DOCUMENTATION OR SERVICES, AND BROCADE SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY AND NON-INFRINGEMENT WITH RESPECT THERETO.
6. Effect of Termination and Survival. Notwithstanding any other obligation hereunder, upon any termination of this Amendment, EMC shall return to SUPPLIER each and every copy, and EMC shall not retain any copies, of any SUPPLIER Confidential Information. The following provisions shall survive termination or expiration of the Agreement: 4 (“Consideration”), 5.2 (“No Other Warranties”), and 6 (“Effect of Termination and Survival”).

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives set forth below as of the Effective Date.

BROCADE COMMUNICATIONS SYSTEMS INC	EMC CORPORATION

By:	By:
Signature /s/ Jill Cameron	Signature /s/ Michael P. Kerovac

Name (Print)	Name (Print)
Jill Cameron	Michael P. Kerovac

Title	Title
Dir WW Sales Operations	Sr. Vice President GMO

Date 4/25/07	Date 3/12/07

BROCADE COMMUNICATIONS	BROCADE COMMUNICATIONS SERVICES
SWITZERLAND SÀRL	SWITZERLAND SÀRL

By:	By:
Signature /s/ Kevin McKenna	Signature /s/ Kevin McKenna

Name (Print)	Name (Print)
Kevin McKenna	Kevin McKenna

Title	Title
Director	Director

Date 26 April 2007	Date 26 April 2007

ATTACHMENT A
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ATTACHMENT B
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ATTACHMENT C
PRICING

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